Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Alan Gelband, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of TRUEYOU.COM, INC. (the "Company"), DOES HEREBY CERTIFY that:

         1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, each of the undersigned has executed this statement this 11th day of August, 2005.

                                                   /s/ Alan Gelband
                                                 -------------------------------
                                                 Alan Gelband
                                                 CEO, Chairman of the Board of
                                                 Directors and Treasurer

A signed original of this written statement required by Section 906 has been provided to TrueYou.com, Inc. and will be retained by TrueYou.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.